UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 14, 2005

Veridien Corporation
(Exact Name of Registrant as Specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-25555 (Commission File Number)	59-3020382 (IRS Employer Identification No.)

2875 MCI Drive, Suite B, Pinellas Park, Florida (Address of principal executive offices)	33782-6105 (Zip Code)
(727) 576-1600
(Registrant’s telephone number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure
On November 14, 2005 the Registrant issued a news release entitled "Record Fourth Quarter Sales and Orders Of Viraguard(R) Infection Control Products Projected; Sales and Orders for Q4 Already Exceed $410,000", a copy of which is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 will not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as will be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 will not be deemed an admission of materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01 Financial Statements and Exhibits
(c)  Exhibit    99.1    Press Release issued by the Registrant November 14, 2005
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VERIDIEN CORPORATION

Dated: November 15, 2005	By:	/s/ Sheldon C. Fenton

Sheldon C. Fenton President & Chief Executive Officer

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